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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                  __________________



                                       FORM 8-K

                                    CURRENT REPORT



                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



          Date of Report (Date of Earliest Event Reported: November 5, 1998



Commission File Number   0-11094
                         -------


                            RIBI IMMUNOCHEM RESEARCH, INC.
                (Exact name of registrant as specified in its charter)



        Delaware                           81-0394349
------------------------     ---------------------------------------------------
(State of Incorporation)     (I.R.S. Employer Identification No.)



                      553 Old Corvallis Road, Hamilton, MT 59840
--------------------------------------------------------------------------------
                (Address of principal executive offices and zip code)



Registrant's telephone number, including area code (406) 363-6214
                                                   --------------









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                            RIBI IMMUNOCHEM RESEARCH, INC.



Item 5.   Other Materially Important Events
          ---------------------------------

     (a) On November 2, 1998 Ribi ImmunoChem Research, Inc. announced that following discussions with the European Agency for the Evaluation of Medicinal Products (EMEA), it had decided to withdraw the Marketing Authorization Application (MAA) for the use of MELACINE melanoma theraccine for the treatment of Stage IV melanoma in Europe. Ribi made the decision after the EMEA requested Ribi conduct additional Phase 3 studies in Stage IV disease before it would continue review of the MAA.

          A copy of the press release issued on November 2, 1998 is attached hereto as Exhibit 99.1

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements - None

     (b)  Performa Financial Information - None

     (c)  Exhibits

          99.1 Press Release dated November 2, 1998



                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                         RIBI IMMUNOCHEM RESEARCH, INC.
                         ------------------------------
                              (Registrant)



November 5, 1998              By /s/ Ronald H. Kullick
                              -------------------------
                              Ronald H. Kullick
                              Vice President - Legal Counsel
                              and Secretary

                                          2

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                                                                    Exhibit 99.1

[LOGO]

Ribi ImmunoChem Research, Inc.
NASDAQ Symbol: RIBI
New Release
Founded in 1981 to pursue immunostimulants as therapeutic opportunities.

VOLUME 18                       NOVEMBER 2, 1998                       NUMBER 14


FOR IMMEDIATE RELEASE:
---------------------
Contact:  Robert E. Ivy, Chief Executive Officer, President and Chairman
          Kris Dyszynski, Director, Licensing Activities          (406) 363-6214

                    RIBI WITHDRAWS MELACINE APPLICATION IN EUROPE

                     Will focus on U.S. and Canadian Applications

HAMILTON, MONTANA, NOVEMBER 2, 1998 - Ribi ImmunoChem Research, Inc. (NASDAQ:RIBI) announced today that following discussions with the European Agency for the Evaluation of Medicinal Products (EMEA), it has decided to withdraw the Marketing Authorization Application (MAA) for the use of MELACINE melanoma theraccine for the treatment of Stage IV melanoma in Europe.

Ribi made this decision after the EMEA requested that Ribi conduct additional Phase 3 studies in Stage IV disease before it would continue review of the MAA. Ribi submitted the MAA on the basis that median survival was equal to that of four-drug chemotherapy, that clinical responders to MELACINE therapy lived significantly longer than nonresponders, 18.2 months versus 9.4 months, and that the quality of life associated with MELACINE was superior to that of four-drug chemotherapy.

Ribi will continue to develop the Food and Drug Administration (FDA) filing for approval of MELACINE for marketing in the United States. After reviewing the data presented at a Biologic Licensing Application (BLA) meeting in July 1998, the FDA directed Ribi to file data that supports a claim for the durability of tumor response in Stage IV melanoma patients receiving MELACINE. "We are encouraged the FDA will consider durability of tumor response in their review of MELACINE. Durability is quite different from the clinical application or claims requested from the EMEA in the European MAA. Durability of response claims are, we believe, supported by the data generated in our completed Stage IV study," stated Robert E. Ivy, CEO, President and Chairman of Ribi. "Ribi's belief that marketing approval can be achieved in the U.S. has not changed, and with the European review now suspended, Ribi can focus its attention on our filing with the FDA."

The filing of the New Drug Submission (NDS) for MELACINE with Canada's Health Protection Branch (HPB) was completed over a year ago. Since that time Ribi has responded to all questions asked in a timely manner, and the HPB conducted a site inspection of Ribi's manufacturing facility in July 1998. By the end of December 1998 Ribi will have responded to issues raised during the inspection and completed submission of several serial production runs of MELACINE required by the HPB. Ribi will continue to work cooperatively with the HPB to ensure the most expeditious review of the NDS.

                                        (MORE)

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RIBI WITHDRAWS MELACINE APPLICATION IN EUROPE
PAGE 2 - Volume 18, Number 14
November 2, 1998



MELACINE is presently being studied in two additional Phase 3 trials. The Southwest Oncology Group is conducting a trial of MELACINE in patients with Stage II melanoma as adjuvant therapy after surgical removal of primary disease. This study will determine if MELACINE therapy reduces the recurrence rate of melanoma in Stage II disease. Using current therapies, the recurrence of disease in these patients approximates 30%. Accrual to this study was completed in November 1996. In cooperation with Schering-Plough Corporation, Ribi is conducting a trial using combination therapy of MELACINE and INTRON A in Stage IV melanoma. This study will include 300 patients randomly assigned to either MELACINE plus INTRON A or INTRON A alone. Results from these two trials are expected in 1999.

Worldwide, the incidence of melanoma is increasing at a rate greater than any other cancer with the exception of lung cancer in women. Stage IV melanoma is the most advanced and deadly form of melanoma, with associated metastasis to the brain, lungs, liver or other visceral organs the most common cause of death. If approved, MELACINE could be the first tumor-specific vaccine to reach commercialization.

Corporate collaborations developing vaccines with Ribi adjuvants are continuing. Recently announced were the favorable Phase 2 results in breast cancer patients of a vaccine being developed by Chiron Corporation and Biomira, Inc. containing Ribi adjuvant, as well as the FDA's agreement that this vaccine may now move forward into pivotal Phase 3 studies. In a new partnership, Ribi recently announced an agreement with Allergy Therapeutics, Ltd. which provides for Ribi's adjuvant, MPL immunomodulator, to be used in vaccines to desensitize patients which suffer from certain allergies.

Since 1991 SmithKline Beecham and since 1992 American Home Products have been developing vaccines for infectious diseases containing Ribi's MPL. Two vaccines, one for hepatitis B and one for genital herpes, are nearing the end of extensive Phase 3 studies. The data from these studies should be announced soon.

Ribi ImmunoChem Research, Inc., a biopharmaceutical company founded in 1981, is engaged in the development of immunomodulators for use in preventing and treating human disease.

Forward Looking Information Statements in this news release are based on current expectations. Actual results may differ materially based upon various risk factors. Additional information regarding risk factors is contained in the Company's Form 10-K for the year ended 1997, and Form 10-Q for the first and second quarters of 1998, as filed with the U.S. Securities and Exchange Commission.

                                        # # #

Ribi ImmunoChem Research Inc. press releases are available through Company News On-Call by fax, 800-758-5804, ext. 752250, or at
http://www.prnewswire.com/cnoc.html and the Corporate web site at http://www.ribi.com.